Madison Funds
Supplement dated December 29, 2017

This Supplement amends the Prospectus of the Madison Funds dated February 14, 2017, and the Statement of Additional Information (SAI) dated February 14, 2017, and the Summary Prospectuses for the Madison Dividend Income Fund and Madison Investors Fund dated February 14, 2017.

Madison Dividend Income Fund
Effective December 31, 2017, Jay Sekelsky, CFA (Chief Investment Officer) will retire as portfolio manager of the fund. John Brown, CFA (Vice President, Portfolio Manager) and Drew Justman, CFA (Vice President, Portfolio Manager) will continue to co-manage the fund. As a result of the foregoing, all references in the prospectus and SAI to Mr. Sekelsky as co-manager of the fund are deleted, and the disclosures related to Portfolio Management are deleted and replaced as noted below.

Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager) and Drew Justman, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Brown has served in this capacity since March 2012 and Mr. Justman has served in this capacity since April 2013.

Prospectus - Portfolio Management
The Dividend Income Fund is co-managed by John Brown, CFA and Drew Justman, CFA. Mr. Brown, Vice President and Portfolio Manager of Madison, joined Madison in July 2009. Prior to joining Madison, Mr. Brown had been a Managing Director and Portfolio Manager-Equities of MCA since 1998. Mr. Brown has co-managed the fund since March 2012. Mr. Justman, Vice President and Portfolio Manager of Madison, joined Madison in July 2005 as a research analyst, specializing in the materials and industrials sectors. Prior to joining Madison, Mr. Justman was with Merrill Lynch. Mr. Justman has co-managed the fund since April 2013. Prior to March 2012, this fund was known as the Balanced Fund and was managed utilizing a different investment strategy than that used currently.

Madison Investors Fund
Effective December 31, 2017, Jay Sekelsky, CFA (Chief Investment Officer) will retire as portfolio manager of the fund. Matt Hayner, CFA (Vice President, Portfolio Manager) and Adam Sweet, CFA (Vice President, Associate Portfolio Manager) will continue to co-manage the fund. As a result of the foregoing, all references in the prospectus and SAI to Mr. Sekelsky as co-manager of the fund are deleted, and the disclosures related to Portfolio Management are deleted and replaced as noted below.

Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Matt Hayner, CFA (Vice President, Portfolio Manager) and Adam Sweet, CFA (Vice President, Associate Portfolio Manager) co-manage the fund. Mr. Hayner has served as co-manager of the fund from May 2008 until May 2010, and again, since May 2012; and Mr. Sweet has co-managed the fund since December 2016.

Prospectus - Portfolio Management
The Investors Fund is co-managed by Matt Hayner, CFA, and Adam Sweet, CFA. Mr. Hayner, Vice President and Portfolio Manager of Madison, co-managed the fund from May 2008 until May 2010, and again since May 2012. Mr. Hayner has been a member of the Madison equity team since joining the firm in 2002. Mr. Sweet, Vice President and Associate Portfolio Manager of Madison, has co-managed the fund since December 2016. Mr. Sweet has been a member of the Madison equity team since joining the firm in July 2009, and has worked in the financial services industry since 2007.

Please keep this Supplement with your records.

MF-STATPRO-SUPP 1217